Exhibit 99.1

Greenidge Generation Announces Selected Preliminary Operating Results for Third Quarter 2021

Expects Revenue of $33 to $37 million, Net Loss of $(19) to $(16) million, and Adjusted EBITDA1 of $18 to $22 million

Mined 729 bitcoin during the quarter

Operating approximately 15,300 miners and 1.2 EH/s of capacity as of September 30, 2021

Ends quarter with $52 million of cash and fair market value of cryptocurrency holdings

DRESDEN, N.Y. – October 4, 2021 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”) today announced selected preliminary financial and operating results for the three months ended September 30, 2021.

For the three months ended September 30, 2021, Greenidge expects to report revenues in a range of $33 million to $37 million, net loss in a range of $(19) million to $(16) million, and Adjusted EBITDA in a range of $18 million to $22 million. The expected net loss is driven by approximately $30 million of charges associated with the merger with Support.com, Inc. (“Support.com”) (including approximately $27 million of noncash charges associated with the issuance of shares and warrants that were contingent upon closing of the merger, and other public company filing related costs).

Greenidge mined 729 bitcoin during the third quarter and as of September 30, 2021 had approximately 15,300 miners in operation with 1.2 EH/s of combined capacity. Greenidge ended the quarter with $52 million of cash and fair market value of cryptocurrency holdings.

Preliminary Operating Results

The preliminary financial results set forth above for the three months ended September 30, 2021 reflect preliminary estimates with respect to such results based solely on currently available information, which is subject to change. Readers are cautioned not to place undue reliance on such preliminary operating results, which constitute forward-looking statements. Greenidge has not completed its standard closing process, including the completion of all of its

Footnote:

1.	Adjusted EBITDA is a non-GAAP measure. See reconciliation of GAAP Net Loss to Adjusted EBITDA below.

GREE Earnings Pre-Announcement Release

controls procedures, which could identify adjustments causing the actual results to be different from the expectations presented in this release. Additionally, Greenidge has not completed its analysis of purchase accounting associated with the acquisition of Support.com, including the finalization of the valuation of the associated assets and liabilities of Support.com and also needs to complete its review of the tax implications of the merger and related costs. These estimates should not be viewed as a substitute for Greenidge’s full quarterly financial statements which will be prepared in accordance with U.S. GAAP.

About Greenidge Generation Holdings Inc.

Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated bitcoin mining and power generation company. Greenidge is committed to 100% carbon-neutral bitcoin mining at all of its locations by utilizing low-carbon sources of energy and offsetting its carbon footprint. Greenidge currently operates one facility in upstate New York and expects to expand operations to a second location in South Carolina in the upcoming months, which is expected to source the majority of its electricity from zero-carbon sources. Support.com, a Greenidge subsidiary, is a leading provider of customer and technical support solutions delivered by home based employees.

Forward-Looking Statements

This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future, such as statements concerning the preliminary financial results for the three months ended September 30, 2021, including projections of Greenidge’s third quarter 2021 estimated ranges of revenue, net loss and Adjusted EBITDA. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part II, Item 1A. “Risk Factors” of Greenidge’s Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission, as well as statements about or relating to or otherwise affected by: (i) the ability to negotiate or execute definitive documentation with respect to a facility in Spartanburg, South Carolina on terms and conditions that are acceptable to Greenidge, whether on a timely basis or at all; (ii) the ability to recognize the anticipated objectives and benefits of an expansion into a facility in Spartanburg, South Carolina; (iii) the ability to recognize the anticipated objectives and any benefits, including the anticipated tax treatment, of the acquisition of Support.com; (iv) changes in applicable laws, regulations or permits affecting Greenidge’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (v) any failure to obtain adequate financing on a timely basis and on acceptable terms with regard to growth strategies or operations; (vi) fluctuations in the market pricing of bitcoin and other cryptocurrencies; (vii) loss of public confidence in, or use cases of, bitcoin and other cryptocurrencies; (viii) the potential of cryptocurrency market manipulation; (x) the economics of mining cryptocurrency, including as to variables or factors affecting the cost, efficiency and profitability of mining; (xi) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of Greenidge, including mining equipment and equipment meeting the

GREE Earnings Pre-Announcement Release

technical or other specifications required to achieve Greenidge’s growth strategy, (xii) the possibility that Greenidge may be adversely affected by other economic, business or competitive factors, including factors affecting the industries in which it operates or upon which it relies and is dependent; (xiii) the ability to expand successfully to other facilities, mine other cryptocurrencies or otherwise expand the business; (xiv) changes in tax regulations applicable to Greenidge, its assets or cryptocurrencies, including bitcoin; (xv) any litigation involving Greenidge; (xvi) costs and expenses relating to cryptocurrency transaction fees and fluctuation in cryptocurrency transaction fees; (xvii) the condition of Greenidge’s physical assets, including that Greenidge’s current single operating facility may realize material, if not total, loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage; and (xix) the actual and potential economic fallout resulting from the COVID-19 pandemic. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

For further information, please contact:

Investor Relations

investorrelations@greenidge.com

Media Inquiries

media@greenidge.com

Non-GAAP Financial Measures

From time to time Greenidge utilizes certain financial measures that are not prepared or calculated in accordance with GAAP to assess financial performance and profitability.

GREE Earnings Pre-Announcement Release

“EBITDA” is defined as earnings before interest, taxes, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation and other special items determined by management, including, but not limited to, acquisition related expenses, business development, fair value adjustments for certain financial liabilities (including asset retirement obligations), costs associated with debt and equity transactions, and impairment charges as they are not indicative of business operations. Adjusted EBITDA is intended as a supplemental measure of Greenidge’s performance that is not presented in accordance with GAAP. Greenidge believes that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA, Greenidge may incur future expenses similar to those excluded when calculating these measures. In addition, Greenidge’s presentation of these measures should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. Greenidge’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate Adjusted EBITDA in the same fashion.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis. You should review the reconciliation of net loss to EBITDA and Adjusted EBITDA below and not rely on any single financial measure to evaluate Greenidge’s business.

The following table reconciles the expected range of net loss to the expected ranges of EBITDA and Adjusted EBITDA for the three months ended September 30, 2021 (in millions):

($ in millions)	Three Months Ended September 30, 2021
Net Loss	$(19) - $(16)
Taxes	3 - 4
Depreciation and amortization	3
Interest	1

EBITDA	(12) - (8)
Stock-based compensation	-
Merger and public company filing related costs - noncash (1)	27
Merger and public company filing related costs - cash (1)	3

Adjusted EBITDA	$ 18 - $22

(1)

Merger and public company filing related costs are associated with the merger with Support.com and non-recurring charges associated with the issuance of equity instruments that were contingent upon closure of the merger, as well as legal and other professional fees associated with the merger and becoming a public company.

###